UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 4, 2007 (August 16, 2007)

KEMET Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-20289	57-0923789
(State or other jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)

2835 KEMET Way, Simpsonville, SC		29681
(Address of principal executive offices)		(Zip Code)

Registrants telephone number, including area code: (864) 963-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CRS    230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4c))

Item 2.01 Completion of Acquisitions or Disposition of Assets

On October 1, 2007, KEMET Corporation announced that the German competition authority has approved KEMET’s acquisition of Arcotronics Italia S.p.A. through its wholly owned subsidiary, KEMET Electronics Corporation. KEMET has now received all necessary regulatory approvals for the completion of the acquisition no later than October 15, 2007.

A copy of the press release has been included as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(a)                                  Not applicable

(b)                                 Not applicable

(c)                                  Not applicable

(d)                                 Exhibits

99.1         Press Release, dated October 1, 2007 issued by the Company.

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 4, 2007	KEMET Corporation

/s/ David E. Gable
David E. Gable
Senior Vice President and Chief Financial Officer